BUSINESS COMBINATION	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATION [Text Block]
NOTE 3:-	BUSINESS COMBINATION

Panaxia's Assets and Operations

As described in Note 1c(1), on April 30, 2021, the Company acquired certain assets and operations of Panaxia for an aggregate purchase price of NIS 18,700 thousand (approximately $7,000). As of December 31, 2021, the Group recognized the fair value of the assets acquired and liabilities assumed in the business combination based on a preliminary valuation study prepared by an external valuation specialist.

The fair value of the identifiable assets acquired and liabilities assumed on the acquisition date based on a final adjusted valuation as of June 30, 2022, are as follows:

	Preliminary PPA	Adjustments	Final PPA
Inventory	$19	-	$19
Advance payment for intangible assets of pharmacy (*)	2,837	3,367	6,204
Property, plant and equipment	88	-	88
Intangible assets	776	(593)	183

Total identifiable assets	3,720	2,774	6,494

Goodwill arising on acquisition	3,240	(2,774)	466

Total purchase price	$6,960	-	$6,960

The effects of the adjustments on prior period financial statements are immaterial.

(*) As part of the acquisition, the Company purchased an option to purchase the on-line related activities of a Panaxia pharmacy, including cannabis-related licenses. As the exercise price of the option related only to the medical cannabis inventory at the date of exercise, the Company allocated $6,204 of the non-cancellable purchase price to effectively reflect the Company’s advance payment for the estimated fair value of the licenses and other assets (including customer relationships) of the Panaxia pharmacy that will be acquired upon exercise of the option. As of June 30, 2022, the transfer had not yet been completed. The Company expects completion during the third quarter of 2022.